Exhibit 10.24

FIFTH AMENDMENT TO TERM LOAN AGREEMENT

THIS FIFTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment” or “Fifth Amendment to Loan Agreement”) is entered into by and between KMG-BERNUTH, INC., a Delaware corporation (hereinafter referred to as “Borrower”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to SouthTrust Bank, an Alabama banking corporation, successor by conversion to SouthTrust Bank, National Association (hereinafter referred to as “Bank”) as of the 7th day of June, 2005.

W I T N E S S E T H:

WHEREAS, Borrower and Bank are parties to that certain Term Loan Agreement dated as of June 26, 1998, as amended by that certain First Amendment to Term Loan Agreement dated as of December 30, 2002, by that certain Second Amendment to Term Loan Agreement dated as of December 5, 2003, by that certain Third Amendment to Term Loan Agreement dated as of June 8, 2004, and by that certain Fourth Amendment to Term Loan Agreement dated as of July 31, 2004 (as so amended and as hereby amended, the “Loan Agreement”), whereby Borrower became indebted to Bank for a Term Loan in the original principal amount of $6,000,000.00 and thereafter amended to a principal amount of $5,050,000.00 and a Term Loan No. 2 in the principal amount of $6,000,000.00 and thereafter amended to a principal amount of $8,600,000.00 (all of the foregoing capitalized terms together with all other capitalized terms used herein shall have the respective meanings assigned thereto in the Loan Agreement, unless otherwise specifically defined herein); and

WHEREAS, upon request of the Borrower, the Bank has agreed to certain additional amendments to the Loan Agreement, without limitation, amendments to certain of the financial covenants required by the Loan Agreement, which amendments are specifically set forth below.

NOW, THEREFORE, in consideration of the sum of One and No/100 Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.                                       The parties hereby acknowledge that SouthTrust Bank has heretofore merged into Wachovia Bank, National Association, and, accordingly, the Loan Agreement is hereby further amended to provide that any and all references to “SouthTrust Bank”, “SouthTrust Bank, National Association” in the Loan Agreement shall be deemed to be “Wachovia Bank, National Association”.

2.                                       Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions as additional defined terms:

“Basic Chemicals” means Basic Chemicals Company, LLC, a Delaware corporation.

“Basic Chemicals Debt” means any amount owing by Borrower to Basic Chemicals pursuant to the Basic Chemicals Note.

“Basic Chemicals Loan Documents” means the Basic Chemicals Note and any and all agreements, documents, and instruments of any kind executed or delivered in connection with, or evidencing, securing, guaranteeing or otherwise relating to the indebtedness owing by Borrower to Basic Chemicals under the Basic Chemicals Note, together with all modifications and amendments at any time made to any thereof.

“Basic Chemicals Note” means the promissory note dated June 7, 2005, made by the Borrower payable to Basic Chemicals in an original principal amount of $10,000,000.00, and includes, provided that there shall have first been obtained the prior written approval of the Bank, any amendment to such note and any promissory note given in extension or renewal of, or in substitution for, such note.

3.                                       Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Coverage Ratio” in its entirety and substituting the following new definition in lieu thereof:

“Coverage Ratio” means, for any period, the ratio of (i) the principal amount of all borrowed debt and capitalized lease obligations of Borrower and Guarantor as of the end of the applicable period, to (ii) the sum of EBITDA for the Borrower and Guarantor for the preceding four (4) fiscal quarters.

4.                                       Section 6.1 of the Loan Agreement is hereby amended by deleting Subsection (F) thereof in its entirety and substituting the following new Subsection (F) in lieu thereof:

(F)                                 The Borrower will maintain during the term of this Agreement (determined on a consolidated basis with the Guarantor):

(1)                                  A Fixed Charge Coverage of not less than 1.25 to 1.0 at any time; such Fixed Charge Coverage to be measured quarterly based on a rolling four-quarter basis.

(2)                                  A Coverage Ratio of not greater than: (a) 3.0 to 1.0 as of July 31, 2005, and October 31, 2005; and (b) 2.75 to 1.0 as of January 31, 2006, and at all times thereafter; said Coverage Ratio to be measured quarterly based on a rolling four-quarter basis.

5.                                       Section 6.2 of the Loan Agreement is hereby amended by adding thereto the following new Subsection (S):

(S)                                 The Borrower and the Guarantor (on a consolidated basis) will not incur, create, assume, or permit to exist any future Indebtedness in excess of, in the aggregate, $2,000,000.00 except:

(1)                                  Indebtedness owing to the Bank;

(2)                                  The Basic Chemicals Debt;

(3)                                  Indebtedness existing as of June 7, 2005; and

(4)                                  Trade indebtedness incurred in the ordinary course of business.

6.                                       Section 7.1 of the Loan Agreement is hereby amended by adding thereto the following new Subsection (N) as an additional Event of Default:

(N)                               There shall occur any default under the Basic Chemicals Note and/or any of the other Basic Chemicals Loan Documents.

7.                                       The Loan Agreement is hereby amended by deleting Exhibit ”E” thereto, which provides the form of the Compliance Certificate, and substituting in lieu thereof the new Exhibit ”E” attached to this Amendment.

8.                                       Borrower represents and warrants to the Bank that as of the date hereof:  (a) all representations and warranties given by the Borrower in Article V of the Loan Agreement are true and correct, except to the extent affected by this Amendment; and (b) the Borrower is in full compliance with all of the covenants of the Borrower contained in Article VI of the Loan Agreement, except to the extent affected by this Amendment.  The Borrower further represents that the Borrower has full power and authority to enter into this Amendment and to consummate the transactions contemplated hereby, and the Borrower agrees to pay directly, or reimburse the Bank for, all reasonable expenses, including the reasonable fees and expenses of legal counsel, incurred in connection with the preparation of the documentation to evidence this Amendment and any documents executed in connection herewith or in furtherance hereof.

9.                                       Except as may be modified or waived by the Bank, in its sole discretion, the effectiveness of this Amendment shall be subject to full and complete satisfaction of the following conditions:

(a)                                  Payment of Fees and Expenses.  Bank shall have received from Borrower payment of any Loan Fee and any and all other fees and expenses required by the Loan Agreement, as further amended by this Amendment, and any of the other Loan Documents then due.

(b)                                 Basic Chemicals Loan Documents.  The Bank shall have received, reviewed and approved the duly executed Basic Chemicals Note and any other Basic Chemicals Loan Documents.

(c)                                  Additional Documentation.  The Bank shall have received such additional documentation as may be requested by the Bank, or its counsel, to satisfy the Bank that this Amendment and each of the documents to be delivered pursuant hereto or in connection herewith have been duly authorized, executed and delivered on behalf of the Borrower and constitute the valid and binding obligations of the Borrower.

10.                                 The parties hereby agree that (a) except as herein expressly modified or as may be modified or amended by any document executed concurrently herewith, all of the terms, conditions, obligations and provisions of the Loan Agreement and each of the other Loan Documents shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects, except that, to the extent that there shall be any conflict between the terms of this Amendment and any of the terms of any of the other Loan Documents not modified or amended concurrently herewith, the terms and provisions of this Amendment shall govern and each of such other Loan Documents are deemed automatically amended and modified without any further action upon the execution and delivery of this Amendment; and (b) on and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Loan Agreement, and each reference to the “Agreement”, the “Loan Agreement”, the “Term Loan Agreement”, “thereunder”, “thereof”, “therein”, or words of like import intending to refer to the Loan Agreement in any Note or any of the other Loan Documents shall mean and be a reference to the Loan Agreement, as hereby and hereafter further amended.

11.                                 The undersigned KMG Chemicals, Inc. (the “Guarantor”), executes this Amendment to expressly evidence its assent to all the terms of this Amendment, and to further acknowledge and agree that the Guaranty of Payment dated as of June 26, 1998 (the “Term Loan Guaranty”) and the Guaranty of Payment dated as of December 5, 2003, as amended by that certain First Amendment to Guaranty of Payment dated as of June 8, 2004 (as so amended, the “Term Loan No. 2 Guaranty”) delivered by it to the

Bank (the Term Loan Guaranty and the Term Loan No. 2 Guaranty being herein referred to each singularly as a “Guaranty” and collectively as “Guaranties”) remain in full force and effect and that the “Obligations” of the Guarantor as the “Guarantor” under each of the Guaranties shall include, without limitation except to the extent otherwise provided in any such Guaranty, all obligations of the Borrower under the Loan Agreement, as amended by this Amendment.

12.                                 This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.  Signature and acknowledgment pages, if any, may be detached from the counterparts and attached to a single copy of this document to physically form one document.

SIGNATURES FOLLOW ON SEPARATE PAGES

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their respective duly authorized officers effective as of the day and year first above written.

BORROWER:

KMG-BERNUTH, INC.

		By:	/s/ John V. Sobchak
Its: Vice President and Chief Financial Officer

STATE OF TEXAS	)
COUNTY OF HARRIS	)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that John V. Sobchak, whose name as Vice President and Chief Financial Officer of KMG-Bernuth, Inc., a Delaware corporation, is signed to the foregoing Fifth Amendment to Term Loan Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the                  day of                           , 2005.

(SEAL)

Notary Public
My Commission Expires:

BANK:

WACHOVIA BANK, NATIONAL ASSOCIATION

		By:	/s/ Alan Drennen
		Its:	Group Vice President

STATE OF ALABAMA	)
COUNTY OF JEFFERSON	)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                        , whose name as                                                                      of Wachovia Bank, National Association, a national banking association, is signed to the foregoing Fifth Amendment to Term Loan Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said banking association.

Given under my hand and official seal this the                  day of                         , 2005.

(SEAL)

Notary Public
My Commission Expires:

GUARANTOR:

KMG CHEMICALS, INC.

		By:	/s/ John V. Sobchak
Its: Vice President and Chief Financial Officer

STATE OF TEXAS	)
COUNTY OF HARRIS	)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that John V. Sobchak, whose name as Vice President and Chief Financial Officer of KMG Chemicals, Inc., a Texas corporation, is signed to the foregoing Fifth Amendment to Term Loan Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the                  day of                           , 2005.

(SEAL)

Notary Public
My Commission Expires:

EXHIBIT “E”

COMPLIANCE CERTIFICATE

To:	Wachovia Bank, National Association
420 North 20th Street (Zip Code 35203)
P.O. Box 2554 (Zip Code 35290)
Birmingham, Alabama

Date of This Report: , 20 .
☐ For the month ended , 20 .
☐ For the fiscal year ended , 20 .

Gentlemen:

I, the undersigned officer of KMG-Bernuth, Inc., a Delaware corporation (the “Borrower”), do hereby certify to you as follows:

(1)                                  I have individually reviewed the provisions of the Term Loan Agreement between the Borrower and you, dated as of July 26, 1998 (as amended from time to time, the “Loan Agreement”), and I have caused to be made under my supervision a review of the activities of the Borrower during the above referenced period with a view toward determining whether the Borrower has kept, observed, performed and fulfilled all of its obligations under the Loan Agreement.  To the best of my knowledge, the Borrower has kept, observed, performed and fulfilled each and every undertaking contained in the Loan Agreement, and is not at this time in default in the observance or performance of any of the terms or conditions of the Loan Agreement, and no Event of Default has occurred and is continuing, and no event has occurred and is continuing, that, with the giving of notice or the passage of time or both, would be an Event of Default, except as follows:

(2)                                  I further certify to you that no material adverse change has occurred in either the financial condition or the business of the Borrower since the date of the Loan Agreement, and that all representations and warranties set forth within Article V of the Loan Agreement are true and correct in all respects as if made on and as of the date hereof, except as follows:

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(3)                                  During the period noted above, the Borrower has not changed its name, any of its places of business, principal executive office, or been the surviving corporation in a merger, nor has it changed the places where the Collateral is located except as itemized below:

(4)                                  The requirements of the financial covenants for the Borrower set forth in Section 6.1(F) of the Loan Agreement (determined on a consolidated basis with the Guarantor) are set forth below, together with the calculation thereof for the above referenced period:

As Of
Reporting
	Required	Date

Fixed Charge Coverage

EBITDA Coverage Ratio

(5)                                  Terms capitalized herein have the same meaning as those in the Loan Agreement.

KMG-BERNUTH, INC.

By:

Its:

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